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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  April 7, 1998


                      Total-Tel USA Communications, Inc.
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            (Exact name of registrant as specified in its charter)



            New Jersey                               22-1656895
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(State of incorporation or organization)           (I.R.S. Employer
                                                 Identification No.)


     Overlook at Great Notch
     150 Clove Road
     Little Falls, New Jersey                       07424
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 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (973) 812-1100



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Item 5.  Other Events

          On April 7, 1998, the Board of Directors of Total-Tel USA Communications, Inc. (the "Corporation") adopted amendments to the By-Laws of the Corporation that addressed the following issues:

(i) the procedures for the calling of special meetings of the stockholders,

(ii) the procedures for amending the By-Laws of the Corporation by the Board of Directors,

(iii) advance notice by stockholders to the Corporation of nominations for directors or proposals to be made at annual meetings of the stockholders,

(iv)      setting the date for the annual meeting of the stockholders,

(v) the procedures for establishing a record date to determine the stockholders entitled to consent to corporate action in writing without a meeting of the stockholders, and

(vi) the updating of corporate information and other clerical corrections.

The Board of Directors of the Corporation also adopted an Amended and Restated By-Laws of the Corporation incorporating all of the amendments discussed above and filed as Exhibit 1 herein.

Item 7.   Exhibits.

     1.   Amended and Restated By-Laws of Total-Tel USA Communications, Inc.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                               TOTAL-TEL USA COMMUNICATIONS, INC.



DATED:  April 7, 1998          By:   /s/ Warren H. Feldman
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                                   Name:  Warren H. Feldman
                                   Title: Chairman and Chief
                                           Executive Officer
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                                 EXHIBIT INDEX


Exhibit No.                         Description


     1.             Amended and Restated By-Laws of Total-Tel USA
                    Communications, Inc.